Exhibit 10.6

AMENDMENT NO. 2

TO

ABL CREDIT AGREEMENT

This AMENDMENT NO. 2 to the ABL CREDIT AGREEMENT (as defined below), dated as of November 1, 2007 (this “Amendment”), is entered into among HD SUPPLY, INC., a Delaware corporation (as successor by merger to HDS ACQUISITION SUBSIDIARY, INC., a Delaware corporation) (the “Parent Borrower”), the other Borrowers party hereto, MERRILL LYNCH CAPITAL, a division of MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., as administrative agent (the “Administrative Agent”) and collateral agent for the lenders party thereto (the “Lenders”), and MERRILL LYNCH CAPITAL CANADA INC., as Canadian administrative agent (the “Canadian Agent”) and Canadian collateral agent for the Lenders, and amends the ABL Credit Agreement. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the ABL Credit Agreement.

W I T N E S S E T H:

WHEREAS, the ABL Credit Agreement dated as of August 30, 2007 (as amended by the Amendment and Waiver No. 1 thereto, dated as of October 3, 2007, and as may be further amended, supplemented or otherwise modified from time to time, the “ABL Credit Agreement”) was entered into among the Parent Borrower, the several lenders party thereto, the Administrative Agent, the Canadian Agent, JPMORGAN CHASE BANK, N.A., as Issuing Lender, LEHMAN BROTHERS INC. and J.P. MORGAN SECURITIES INC., as Co-Syndication Agents and joined by certain other Borrowers pursuant to that certain ABL Joinder Agreement dated as of August 30, 2007 among the Parent Borrower and the Borrowers signatory hereto and consented to by the other Loan Parties, the Administrative Agent and the Canadian Agent;

WHEREAS, Section 11.1 of the ABL Credit Agreement provides that the ABL Credit Agreement may be amended, modified and waived from time to time;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

SECTION ONE        Amendments.

1.      The recitals of the ABL Credit Agreement are hereby amended by deleting the reference therein to “$4,150.0” and replacing it with “$1,300.0”.

2.      Subsection 1.1 of the ABL Credit Agreement is amended by including the following defined terms therein in appropriate alphabetical order:

“Amendment No. 2 Effective Date”: the date of execution of Amendment No. 2 to this Credit Agreement among the Parent Borrower, the Administrative Agent, the Canadian Agent, the U.S. ABL Collateral Agent, the Canadian Collateral and the lenders party thereto.

“Co-Documentation Agents”: General Electric Capital Corporation, Banc of America Securities LLC and Wells Fargo Foothills, LLC, or their respective affiliates1, provided that no entity shall become a Co-Documentation agent prior to it or one of its affiliates becoming a Lender.

3.    Subsection 1.1 of the ABL Credit Agreement is amended as follows:

(i)      The definition of “Agents” shall be amended by adding “, (other than for purposes of subsection 11.5): the Co-Documentation Agents” after the reference therein to “the Canadian Agent”.

(ii)     The definition of “Aggregate U.S. Borrower Extensions” shall be amended by adding : “ and Canadian Facility Revolving Credit Loans” after the reference therein to “U.S. Facility Revolving Credit Loans”.

(iii)    The definition of “Documentation Agent” shall be deleted in its entirety

(iv)    The definition of “Senior Credit Facilities” shall be amended and restated in its entirety to read as follows:

“Senior Credit Facilities”: collectively, the Facility and the Cash Flow Facility.

4.      Subsections 2.1(a) and (b) of the ABL Credit Agreement shall be amended by deleting the references therein to “Revolving Credit Loan” and “Revolving Credit Loans” and replacing them, as applicable, with “revolving credit loan” or “revolving credit loans”.

5.      Subsection 2.4(a) of the ABL Credit Agreement shall be amended by deleting the reference therein to “Aggregate U.S. Borrowing Extensions” and replacing it with “Aggregate U.S. Borrower Extensions”.

6.      Subsection 3.1(a) of the ABL Credit Agreement shall be amended by deleting the reference therein to “Aggregate U.S. Borrowing Extensions” and replacing it with “Aggregate U.S. Borrower Extensions”.

7.      Subsection 4.4(c)(i) of the ABL Credit Agreement shall be amended by (i) immediately after the first time “Extensions” appears in such subsection, adding “(disregarding any Agent Advances to the U.S. Borrowers)” and (ii) adding after the word “delivered” a closing parenthetical sign.

8.      Subsection 4.4(c)(ii) of the ABL Credit Agreement shall be amended by immediately after the first time “Extensions” appears in such subsection, adding “(disregarding any Agent Advances to the Canadian Borrowers)”.

[1]	Needed as we don’t know the final agent names.

9.      Subsection 6.1(b)(iii) of the ABL Credit Agreement shall be amended by deleting the references therein to “ABL Credit Agreement” and replacing them with “Cash Flow Credit Agreement”.

10.    Subsection 10.9(c)(A)(ii) of the ABL Credit Agreement shall be amended by adding “to the extent permitted by any Loan Document,” after the reference therein to “thereof,”.

11.    Subsection 10.17 of the ABL Credit Agreement shall be amended by (a) deleting the reference therein to “Revolving Credit Loans” and replacing it with “U.S. Facility Revolving Credit Loans”, (b) adding the words “issued by a U.S. Facility Issuing Lender” after the reference to “Letters of Credit” that occurs after the first reference to “fifth”, (c) deleting the reference to “L/C Obligations” that occurs after the first reference to “fifth” and replacing it with “U.S. Facility L/C Obligations”, (d) adding the following immediately before the first reference to “sixth”: “sixth, to pay interest on and then principal of Canadian Facility Revolving Credit Loans then outstanding and any Reimbursement Obligations in respect of Letters of Credit issued by a Canadian Facility Issuing Lender then outstanding and to cash collateralize any outstanding Bankers’ Acceptance, BA Equivalent Loans or L/C Obligations in respect of Letters of Credit issued by a Canadian Facility Issuing Lender on terms reasonably satisfactory to the Canadian Agent, as applicable, on a pro rata basis,”, (e) deleting the first original reference therein to “sixth” and replacing it with “seventh”, (f) deleting the second, third, fourth and fifth references therein to “fifth” and replacing them with “sixth”, (g) deleting the first reference therein to “seventh” and replacing it with “eighth”.

12.    Subsection 11.1(a)(vii) of the ABL Credit Agreement shall be amended by deleting the reference therein to “5.2” and replacing it with a reference to “6.2”.

SECTION TWO         Conditions to Effectiveness. This Amendment shall become effective when the Administrative Agent and the Canadian Agent shall have received (i) counterparts of this Amendment executed by each of the Borrowers, (ii) counterparts of this Amendment executed by each of the Administrative Agent, Canadian Agent, U.S. ABL Collateral Agent and Canadian Collateral Agent and (iii) a counterpart of this Amendment signed on behalf of a number of Lenders sufficient to constitute the Required Lenders.

SECTION THREE      Reference to and Effect on the ABL Credit Agreement. On and after giving effect to this Amendment, each reference in the ABL Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the ABL Credit Agreement, and each reference in each of the Loan Documents to “the ABL Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the ABL Credit Agreement, shall mean and be a reference to the ABL Credit Agreement as amended by this Amendment. The ABL Credit Agreement as specifically amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION FOUR        Costs and Expenses. Each of the Borrowers jointly and severally agree to pay all reasonable out-of-pocket costs and expenses of the Administrative Agent and the Canadian Agent incurred in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, if any (including, without limitation, the reasonable fees and expenses of Cahill Gordon & Reindel LLP, counsel to the Administrative Agent).

SECTION FIVE        Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION SIX        Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

[Signature Pages Follow]

HD SUPPLY, INC., as Parent Borrower

By:	/s/ Ricardo Nunez
	Name:	Ricardo Nunez
	Title:	Vice President and Secretary

HD SUPPLY CANADA INC., as Borrower

By:	/s/ Ricardo Nunez
Name: Ricardo Nunez
Title: Vice President and Secretary

SOUTHWEST STAINLESS, L.P. , as Borrower
By:	HD Supply GP & Management, Inc., its general partner

By:	/s/ Ricardo Nunez
Name: Ricardo Nunez
Title: Vice President and Secretary

HD SUPPLY ELECTRICAL, LTD., as Borrower
By:	HD Supply GP & Management, Inc., its general partner

By:	/s/ Ricardo Nunez
Name: Ricardo Nunez
Title: Vice President and Secretary

HD SUPPLY UTILITIES, LTD., as Borrower
By:	HD Supply GP & Management, Inc., its general partner

By:	/s/ Ricardo Nunez
Name: Ricardo Nunez
Title: Vice President and Secretary

HD SUPPLY FACILITIES MAINTENANCE, LTD., as Borrower
By:	HD Supply GP & Management, Inc., its general partner

By:	/s/ Ricardo Nunez
Name: Ricardo Nunez
Title: Vice President and Secretary

HD SUPPLY PLUMBING/HVAC, LTD., as Borrower
By:	HD Supply GP & Management, Inc., its general partner

By:	/s/ Ricardo Nunez
Name: Ricardo Nunez
Title: Vice President and Secretary

HD SUPPLY CONSTRUCTION SUPPLY, LTD., as Borrower
By:	HD Supply GP & Management, Inc., its general partner

By:	/s/ Ricardo Nunez
Name: Ricardo Nunez
Title: Vice President and Secretary

HD SUPPLY WATERWORKS, LTD., as Borrower
By:	HD Supply GP & Management, Inc., its general partner

By:	/s/ Ricardo Nunez
Name: Ricardo Nunez
Title: Vice President and Secretary

MERRILL LYNCH CAPITAL, A DIVISION OF MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., as Administrative Agent, U.S. ABL Collateral Agent and Lender

By:	/s/ Ted Denniston
Name: Ted Denniston
Title: Vice President

MERRILL LYNCH CAPITAL CANADA INC., as Canadian Agent, Canadian Collateral Agent and Lender

By:	/s/ Loretta Marcoccia
Name: Loretta Marcoccia
Title: Authorized Signatory

JPMORGAN CHASE BANK, N.A., as Lender

By:	/s/ Robert Anastasio
Name: Robert Anastasio
Title: Vice President

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Lender

By:	/s/ Muhammad Hasan
Name: Muhammad Hasan
Title: Vice President

LEHMAN COMMERCIAL PAPER INC., as Lender

By:	/s/ Laurie Perper
Name: Laurie Perper
Title: Senior Vice President